EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 7, 1997, in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-21363.

                               ARTHUR ANDERSEN LLP

Lancaster, Pa
March 25, 1997